SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported):  June 9, 2004
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                             WARRANTECH CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                    0-13084                   13-3178732
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(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)

                2200 Highway 121, Suite 100, Bedford, Texas    76021
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               (Address of Principal Executive Offices)     (Zip Code)

Registrant's telephone number, including area code:  800-544-9510
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 ITEM 5.   OTHER EVENTS.

On June 9, 2004, Warrantech Corporation (the "Company") issued a press release announcing that it has received guidance from the Office of Chief Accountant of the Securities and Exchange Commission (SEC) in response to the Company's request for such guidance concerning the Company's prior period financial statements. Based upon the guidance of the SEC Staff, the Company will restate its prior financial statements in the following respects: The Company will now recognize revenues from contracts in which Butler Financial Solutions LLC was the obligor on a straight-line basis over the life of the service contracts; the Company will set up a loss reserve for the estimated cost of all claims under service contracts previously insured by Reliance Insurance Company; and the Company will also eliminate any contractual obligations recorded regarding Butler.

The Company, with the concurrence of its outside auditors, will follow the guidance of the SEC Staff, although the resultant changes in accounting treatment will not change the legal obligations of the parties under the applicable agreements. The restatements will cover the financial statements for the period ending March 31, 2003 and the preceding two years and the first three quarters of the fiscal year ending on March 31, 2004.

A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information and Exhibit 99.1 hereto are being furnished, and shall not be deemed to be "filed," with the SEC. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 7.  FINANCIAL EXHIBITS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

              99.1   Press Release of Warrantech Corporation dated June 9, 2004.




                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WARRANTECH CORPORATION
                                                    (Registrant)

Date:  June 9, 2004                           By: /s/ Richard F. Gavino
                                                  -------------------------
                                                  Richard F. Gavino
                                                  Executive Vice President and
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX



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 EXHIBIT #                          DESCRIPTION                           PAGE #
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   99.1      Press Release of Warrantech Corporation dated June 9, 2004     4
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